                                                                 Exhibit 10.(v)

          INDENTURE OF ASSUMPTION OF LIABILITIES

          This Indenture of Assumption of Liabilities, dated as of June 3, 1996, from Magnavision Private Cable, Inc., a Delaware corporation (hereinafter called "Grantee"), to Magnavision Corporation, a New Jersey corporation (hereinafter called "Magnavision"), and University Connection, Inc., a New Jersey corporation (hereinafter called "University" and together with Magnavision, the "Magnavision Entities"):

          W I T N E S S E T H:

                         WHEREAS, pursuant to a General Indenture of
               Conveyance, Assignment and Transfer dated as of the date hereof, the Magnavision Entities have agreed to transfer, assign and convey and Grantee has agreed to acquire all right, title and interest of the Magnavision Entities in, to and under (i) the cable contracts listed on the attached Schedule "A" (the "Cable Contracts"), (ii) all of the equipment of the Magnavision Entities used in connection with the performance of their obligations pursuant to the Cable Contracts (the "Equipment"), (iii) the use of the name "Magnavision" as the same does and did exist as of the date hereof (the "Name") and (iv) all accounts receivables, leases, licenses, permits, approvals, authorizations and other properties, assets and rights of every name and description, real, personal and mixed, wheresoever situated, owned by the Magnavision Entities or to which they may be entitled, all associated with the business and assets arising out of or derived from the Cable Contracts, the Equipment and the Name being transferred (the "Assigned Assets");

                         WHEREAS, simultaneously with the transfer,
               assignment and conveyance to Grantee of the Assigned Assets, Grantee wishes to deliver to the Magnavision Entities a written instrument expressly assuming payment of all liabilities and performance of all obligations of the Magnavision Entities relating to or arising out of the Assigned Assets other than the liabilities and obligations hereinafter expressly excluded; and

                         NOW, THEREFORE, Grantee has, in consideration of
               the foregoing, assumed, and by these presents does hereby assume, payment of all liabilities and performance of all obligations of the Magnavision Entities arising from and after the date hereof, relating to the business and assets arising out of or derived from the Assigned Assets, of whatsoever nature or character, whether absolute or contingent, including tax liabilities, other than the following liabilities and obligations:

                              (i)  Any liabilities and obligations of the
                              Magnavision Entities to their stockholders as such;

                              (ii)  Any liabilities and obligations of the
                              Magnavision Entities which may be incident to or result from the transfer, assignment and conveyance of the Assigned Assets to Grantee;

                              (iii) Any liabilities and obligations of the Magnavision Entities in respect of any of the rights, properties, or assets of the Magnavision Entities expressly retained by the Magnavision Entities; and

                              (iv)  Any liabilities and obligations of the
                              Magnavision Entities which may be incident to or result from any suits, actions, proceedings or claims which were filed, brought, commenced or asserted prior to the date hereof, or which are based on events occurring prior to the date hereof, or which are based on or related to products sold or services performed prior to the date hereof, notwithstanding that the date on which such suit, action, proceeding or claim is filed, brought, commenced or asserted is after the date hereof.

          This Indenture of Assumption of Liabilities shall be construed under and governed by the laws of the State of New York and may be executed in any number of counterparts, and all such counterparts executed and delivered, each to be considered as an original, shall constitute and have the same force and effect as one and the same instrument.


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


          IN WITNESS WHEREOF, Magnavision Private Cable, Inc., a Delaware corporation, has caused this Indenture of Assumption of Liabilities to be duly executed as of the date hereinabove set forth.
                                           Magnavision PRIVATE Cable, Inc.



                                           By:
                                              Nicholas Mastrorilli, Sr.,
                                              President


          [Corporate Seal]

          Attest:



          __________________________
                 Secretary


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


                                   SCHEDULE A

                                 CABLE CONTRACTS

                Customer         Date Agreement    Parties to Agreement
                                     Signed

            Seton Hall           August 30, 1991   University
            University                             Connection, Inc.
            400 South Orange                       ("University") and
            Avenue                                 Seton Hall University
            South Orange, NJ
            07079

            Fairleigh Dickinson  June 8, 1992      Magnavision
            University                             Corporation and
            1000 River Road                        Fairleigh Dickinson
            Teaneck, NJ 07666                      Univ.

            Manhattanville       May 4, 1992       Magnavision
            College                                Corporation and
            2900 Purchase                          Manhattanville
            Street                                 College
            Purchase, NY  10577

            Maritime College     October 26, 1992  Magnavision
            Faculty Student                        Corporation and
            Association                            Maritime College
            Fort Schuyler, NY
            10465

            Wagner College       January 11, 1993  Magnavision
            631 Howard Avenue                      Corporation and
            Staten Island, NY                      Wagner College
            10301

            Greenhill Memorial   March 25, 1994    Magnavision
            Center for Women                       Corporation and
            103 Pleasant Valley                    Greenhill Memorial
            Way                                    Center for Women
            West Orange, NJ
            07052

            Sarah Frances        February 21,      Magnavision
            Nursing Home         1994              Corporation and Sarah
            Powerville Road                        Frances Nursing Home
            Boonton, NJ  07005


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


            Immaculata College   March 9, 1994     Magnavision
            Immaculata, PA                         Corporation and
            19345-0901                             Immaculata College

            Georgian Court       June 30, 1994     Magnavision
            College                                Corporation and
            900 Lakewood Road                      Georgian Court
            Lakewood, NJ 08701                     College

            Montclair State      September 23,     Magnavision
            University           1994              Corporation and
            Rohn Hall                              Montclair State
            Upper Montclair, NJ                    University
            07043

            Fordham University   April 13, 1995    Magnavision
            441 East Fordham                       Corporation and
            Road                                   Fordham University
            Bronx, NY  10458

            Kean College         April 28, 1995    Magnavision
            Morris Avenue                          Corporation and Kean
            Union, NJ  07083                       College

            Curry College        March 23, 1995    Magnavision
            1071 Blue Hill                         Corporation and Curry
            Avenue                                 College
            Milton, MA  02186

            Mount Olive College  March 8, 1995     Magnavision
            634 Henderson                          Corporation and Mount
            Street                                 Olive College
            Mount Olive, NC
            28365

            VA Medical Center    April 5, 1995     Magnavision
            385 Tremont Avenue                     Corporation and VA
            East Orange, NJ                        Medical Center
            07018-1095




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